UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2023

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure

On March 16, 2023, management of System1, Inc. (the “Company”) determined to postpone the release of its previously scheduled earnings press release and conference call and delay the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 in order to permit additional time to complete its preparation and corresponding review of its consolidated financial statements as of and for the year ended December 31, 2022.

Further, on March 16, 2023 the Company filed a Form 12b-25 Notification of Late Filing with respect to the Company’s filing of its Annual Report on Form 10‑K for the year ended December 31, 2022. The additional time required to close the Company’s books and records for the year ended December 31, 2022 includes, but is not limited to: (i) the evaluation and quantification of identified accounting errors in historical 2022 quarterly reporting periods, (ii) the completion of the purchase accounting for business combinations which closed during the year ended December 31, 2022 and (iii) the 2022 goodwill impairment analysis to determine the amount of goodwill impairment and the evaluation of the period in which an impairment of goodwill originated.

The Company issued a press release announcing the postponement of its earnings press release and earnings call for the quarter and year ended December 31, 2022 and the filing of the Form 12b-25 Notification of Late Filing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about the Company’s results for the fourth quarter and full fiscal year 2022, the impact of certain accounting errors to the Company’s quarterly financial information during the fiscal year 2022, the Company’s expected financial performance, and anticipated timing of the filing of the Annual Report on Form 10-K for the year ended December 31, 2022. Accordingly, any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond the Company’s control. Although management believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”), and the Company’s other filings with the SEC. The Company cautions not to place undue reliance on any forward-looking statements made herein. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict which will arise.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of System1, Inc. dated March 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	March 16, 2023	By:	/s/ Tridivesh Kidambi
		Name:	Tridivesh Kidambi
		Title:	Chief Financial Officer

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